NASDAQ: AIXC

AIxCrypto Holdings, Inc.

Full Year 2025 Earnings Presentation

Inaugural Annual Earnings Call | Fiscal Year Ended December 31, 2025



PRESENTERS

Jerry Wang — Co-Chief Executive Officer
Koti Meka — Chief Financial Officer
Andrew Grossman — Head of Legal

[Call Date: Mar 24, 2026]

IMPORTANT NOTICE & FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including: the Company's history of net losses and going concern uncertainty; its pre-revenue status and reliance on capital markets; cryptocurrency treasury price volatility; Faraday Future's majority controlling ownership and the risk of potential misalignment with minority shareholders; limited operating history in Web3, AI, and blockchain infrastructure; and evolving digital asset regulatory risk.

Actual results may differ materially from management's current expectations. Please refer to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and other filings with the U.S. Securities and Exchange Commission for a complete discussion of these and other risk factors. All forward-looking statements speak only as of the date of this presentation. The Company undertakes no obligation to update any forward-looking statement. This document is confidential and intended for institutional investors only. It does not constitute an offer to sell or a solicitation of an offer to buy any securities. All financial data is sourced from the Company's audited Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

A Year of Transformation:

A Brand New Beginning

NASDAQ: AIXC

Pre-Sep 2025	Sep 2025	Oct 2025	Nov 2025
Capital Raise Initiated	**$41M PIPE Closed**	**New Leadership Team**	**Rebrand: NASDAQ AIXC**
Negotiations with Faraday Future Intelligent Electric Inc. (NASDAQ: FFAI) advance toward closing a transformational PIPE transaction.	Subscription Agreement signed. Faraday Future becomes majority controlling stockholder, transforming the balance sheet.	Co-CEO Jerry Wang and CFO Koti Meka onboarded effective October 2, 2025. Strategic pivot formally underway.	Qualigen Therapeutics rebranded as AIxCrypto Holdings Inc. on November 20, 2025 — a fully transformed Web3 & AI infrastructure company.

Positioning

NASDAQ: AIXC

AIxCrypto is a U.S.-listed company focused on the integration and deployment of AI Agents and Embodied AI (EAI), building a three-layer ecosystem covering infrastructure, protocol-device, and applications — connecting Web2 and Web3, enabling intelligent devices such as robots, smart vehicles, and drones to autonomously collaborate and transact through Agents, and driving the silicon-based economy from concept to reality.

INFRASTRUCTURE LAYER

Defines on-chain identity and settlement rules for machines, enabling each device to have an economic identity.

PROTOCOL-DEVICE LAYER

Standardizes the scheduling, collaboration, and transaction methods between Agents and devices, covering the full spectrum from physical devices to virtual Agents.

APPLICATION LAYER

Supports users, developers, and device manufacturers to directly build and use Agent services.

Our Strategy:

*Focus on the **AI Agent & EAI Ecosystem***

NASDAQ: AIXC

01 What Is the Strategy: *AI Agent & EAI Ecosystem*

Build decentralized infrastructure for collaboration, settlement, and data ownership between machines and AI Agents — positioning AIXC as a foundational standard setter.

- Establish an open source and open developer platform
- Generate revenue through RWA businesses

02 Why This Strategy

- Strategic alignment and a clear commercialization path
- Positioning in AI and crypto infrastructure-level opportunities
- Leverage FFAI technological & hardware strengths
- Generate high-margin revenue through real-world value

03 Stockholder Value

- Clear revenue path (Agent fees, RWA fees, platform services)
- Strong network effects
- Compliance advantage enabling institutional capital
- Trillion-dollar addressable market

Market Opportunity

NASDAQ: AIXC

Four converging mega-trends — AIXC positioned at their intersection

$47B+

AI Agent Market by 2030

From ~$7B today — ~45% CAGR. Embodied AI rapidly entering the physical world via robots, smart vehicles, and drones.

$1.9T

Blockchain Market by 2034

From ~$41B in 2025. >50% CAGR. More than 70% of institutions adopting or planning to adopt blockchain for supply chains, payments, and data systems.

$20B+

RWA on-Chain in 2025

+300% growth over three years. Forecasts project tokenized assets reaching tens of trillions within a decade.

✓

Regulatory Clarity

GENIUS Act federal stablecoin framework + CLARITY Act momentum. SEC token taxonomy guidance. Compliance-first is now a structural moat.

Competitive Positioning

NASDAQ: AIXC

Four structural advantages that are difficult to replicate

01

Cross-Sector Advantage

Simultaneously positioned across AI, RWA, and crypto infrastructure. Most competitors focus on only one direction. AIXC operates at all three intersections.

02

Real-World Hardware Entry

Through collaboration with Faraday Future, AIXC accesses live data from the EV and robotics ecosystem — providing critical data for Embodied AI (EAI).

03

Compliance & Institutional Moat

As a U.S.-listed, SEC-reporting company, AIXC provides a compliant participation pathway for institutional capital in a tightening global regulatory environment.

04

Team Advantage

Leadership combines Web2 and Web3 experience, with full support from the EAI professional team under FFAI — a uniquely positioned management bench.

Recent Milestones & Strategic Partnerships

NASDAQ: AIXC

AI Agent & EAI Ecosystem

Building a three-layer AI Agent & EAI ecosystem (application, protocol-device, infrastructure) while advancing product, protocol, and embodied intelligence integration to enable autonomous, real-world AI-driven transactions and deployment.

AIxC Hub Launch

Launched on January 7th, 2025. As of March 2026, AIxC Hub has exceeded 5,835,615 registered wallets and 1,392,427 daily active participants .

$10M FFAI Equity Tokenization

$10M Faraday Future stock custodied to anchor future real-world asset (RWA) tokenization frameworks.

System Development

Built a Web2/Web3 management team, established Nasdaq-aligned governance and compliance systems, and laid a scalable operational foundation.

Faraday Future (FFAI)

Majority controlling shareholder. Provides EV and AI robotics hardware — live physical assets generating real EAI behavioral data and protocol validation.

Sei Foundation

Fastest EVM Layer-1 with sub-second finality. High-performance blockchain infrastructure for AIXC mobility and EAI robotics.

Pinnacle Real Estate

Strategic partnership to build the first end-to-end online real estate loan ecosystem — improving liquidity and settlement efficiency.

BitMart Exchange

Co-branded virtual prepaid card enabling Web3 assets for everyday spending. BitMart is a top-20 global exchange with 12M+ users.

2026 Execution Priorities

NASDAQ: AIXC

Strategic Outlook — Four Focus Dimensions

01

AI Agent & EAI Ecosystem Build-Out

Complete three-layer architecture (infrastructure, protocol-device, application). Launch open developer platform. Connect AI Agents with EAI devices. Achieve MAU of 100,000 across all products and services.

02

Open Platform for EAI Ecosystem Applications

Systematically open capabilities across three layers via unified APIs and SDKs. Lower barriers for developers and partners. Establish coordinated growth among users, developers, and resource supply side.

03

RWA Business

Dual-track: (1) asset class expansion — real estate (Pinnacle), custodial RWA frameworks for FFAI stock, then equipment and data assets; (2) AI-driven process optimization to reduce time, labor, and review costs versus traditional RWA workflows.

04

System Development

Build PPTIA 1.0 on a compliant basis — deep AI integration across business, organizational, and management systems. Evolve AI from auxiliary tool to core productivity engine for decision-making, risk control, and innovation.

Financial Review & Outlook

NASDAQ: AIXC

FY2025 Key Metrics | Source: Audited Form 10-K — Fiscal Year Ended December 31, 2025

$19.3M	$31.3M	$28.0M	$42.0M
Cash & Equivalents	**Total Assets**	**Stockholder's Equity**	**Financing Activities**
Dec 31, 2025	+$26.6M YoY	~$5.42 Book Value/Share	Full Year 2025

Path to Profitability – Three Enabling Conditions

Revenue Scale

› Profitability anchored in AI Agent–enabled RWA activity — use cases where AI Agents directly reduce time, labor, or processing cost.

› Revenue streams: Agent service fees (consumer & enterprise); transaction-based commissions; infrastructure services (on-chain identity & reputation).

Operating Leverage

› Three-layer EAI–RWA architecture standardizes onboarding, verification, and settlement — infrastructure costs are largely fixed.

› Higher transaction volume at lower marginal cost.

› Network effects amplify value with every new device, developer, and user added to the ecosystem.

Cost Normalization

› 2025 reflected elevated spending related to organizational buildout, compliance, and platform readiness. Those transition costs normalize through 2026.

› Operating posture: leaner, more stable cost base; G&A declining from transformation-period peak.

› Existing liquidity ($29.6M liquid/near-liquid assets) provides sufficient runway to execute the plan.

CEO Closing Remarks

MANAGEMENT Q&A

Thank You!